EXECUTION COPY
                                                                        03/02/98


                                FOREIGN GUARANTY
                                   (LONG TERM)


         This GUARANTY is made as of the 2nd day of March, 1998 by the undersigned guarantors (each a "Guarantor" and any or all collectively the "Guarantors") to Comerica Bank, as Administrative Agent ("Agent") for and on behalf of the Lenders (as defined below).

                                    RECITALS

         A. Pursuant to that certain Vishay Intertechnology, Inc. Long Term Revolving Credit Agreement dated as of March 2, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement") by and among Vishay Intertechnology, Inc., a Delaware corporation ("Company"), the Permitted Borrowers designated therein (by their execution and delivery of the Credit Agreement or of a Permitted Borrower Addendum), Agent and the lenders which are named in and signatories to the Credit Agreement ("Lenders"), the Lenders have agreed to extend credit to the Permitted Borrowers and Company on the terms set forth in the Credit Agreement, with such credit consisting of (i) the Revolving Credit in an aggregate amount, subject to the terms of the Credit Agreement, not to exceed Eight Hundred Twenty Five Million Dollars ($825,000,000) at any one time outstanding, (ii) as part of the Revolving Credit, a Swing Line facility pursuant to Section 2.5 of the Credit Agreement and (iii) as part of the Revolving Credit, a facility for the issuance of letter(s) of Credit ("Letter(s) of Credit") for the account of the Company and/or a Permitted Borrower pursuant to Section 3 of the Credit Agreement.

         B. As a condition to entering into and performing their respective obligations under the Credit Agreement, the Lenders and Agent have required that the Guarantors provide to Agent, for and on behalf of the Lenders, among other Guaranties, this Guaranty.

         C. Each of the Guarantors desires to see the success of one another and, furthermore, shall receive direct and/or indirect benefits from extensions of credit made or to be made pursuant to the Credit Agreement to the Guarantors.

         D. The Agent is acting as Agent for the Lenders pursuant to Section 12 of the Credit Agreement.

         NOW THEREFORE, to induce each of the Lenders to extend credit from time to time under the Credit Agreement, each of the Guarantors has executed and delivered this Guaranty (as amended or otherwise modified, "Guaranty").

         1. Definitions. Unless otherwise provided herein, all capitalized terms in this Guaranty shall have the meanings specified in the Credit Agreement. The term "Lenders" as used herein shall include any successors or permitted assigns of the Lenders, in accordance with the Credit Agreement.

         2. Guaranty. Each of the Guarantors (excepting only any Foreign Permitted Borrower which is directly obligated as a Permitted Borrower under the Credit Agreement, as to its own Indebtedness thereunder), hereby guarantees to the Lenders the due and punctual payment to the Lenders when due, whether by acceleration or otherwise, of all Indebtedness which may from time to time be due and owing by each and any of the Foreign Permitted Borrowers under or in connection with the Credit Agreement, including (i) the aggregate principal amount of all outstanding Advances under the Credit Agreement from time to time pursuant to the terms and conditions of the Credit Agreement; (ii) all Indebtedness of the Foreign Permitted Borrowers, or any of them, under or in connection with Letter of Credit Agreements executed or to be executed by any of the Foreign Permitted Borrowers; and (iii) all extensions, renewals and amendments of or to the Indebtedness incurred for the accounts or the benefit of the Foreign Permitted Borrowers, or any of them, or any replacements or substitutions therefor, all payable with interest thereon and otherwise in accordance with the terms of the Credit Agreement;

and each of the Guarantors hereby jointly and severally agrees that if any Foreign Permitted Borrower or any other Person who is or becomes primarily liable therefor shall fail to pay any of such amounts when and as the same shall be due and payable, or shall fail to perform and discharge any covenant, representation or warranty in accordance with the terms of the Credit Agreement or any of the other Loan Documents, the Guarantors, to the extent of their respective obligations as set forth herein, shall each be obligated forthwith to pay to Agent on behalf of the Lenders an amount equal to any such amount or cause any other Person then primarily liable therefor to perform and discharge any such covenant, representation or warranty, as the case may be, and will pay any and all damages that may be incurred or suffered in consequence thereof by Agent or any Lender and all reasonable expenses, including reasonable attorneys' fees, that may be incurred by Agent or any Lender in enforcing such covenant, representation or warranty of any of the Guarantors, as applicable, and in enforcing the covenants and agreements of this Guaranty.

         3. Unconditional Character of Guaranty. The obligations of each of the Guarantors under this Guaranty, to the full extent of their respective guarantees of Indebtedness hereunder (but with respect to each Guarantor, as applicable, subject to Section 6.9 through 6.11 hereof), shall be absolute and unconditional, and shall be a guaranty of payment and not of collection, irrespective of the validity, regularity or enforceability of the Credit Agreement, the Letter of Credit Agreements, the Letters of Credit or any of the other Loan Documents (including, without limitation, the Company Guaranty or the Domestic Guaranty), or any provision thereof, the absence of any action to enforce the same, any waiver or consent with respect to or any amendment of any provision thereof, the recovery of any judgment against any Person or action to enforce the same, any failure or delay in the enforcement of the direct obligations of any of the Guarantors under


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

the Credit Agreement, the Guaranty, or of any of them under any of the other Loan Documents, or failure by Company to have countersigned any Request for Advance by any Foreign Permitted Borrower under the Credit Agreement, or any setoff, counterclaim, recoupment, limitation, defense or termination whether with or without notice to any Guarantor. Each of the Guarantors hereby waives diligence, demand for payment, filing of claims with any court, any proceeding to enforce any provision of the Credit Agreement, the Letter of Credit Agreements, the Letters of Credit or any of the other Loan Documents, any right to require a proceeding first against any of the Guarantors, or against any other guarantor or other party providing collateral, or to exhaust any security for the performance of the obligations of any of the Guarantors, any protest, presentment, notice or demand whatsoever, and the Guarantors each hereby covenant that this Guaranty shall not be terminated, discharged or released except, subject to Section 6.8 hereof, upon final payment in full (subject to no revocation or rescission) of all amounts due and to become due from each of them, as and to the extent described above, and only to the extent of any such payment, performance and discharge. Each Guarantor further covenants that no security now or subsequently held by the Agent or the Lenders for the payment of the Indebtedness under the Credit Agreement, the Letter of Credit Agreements, the Letters of Credit, or any of the other Loan Documents however evidenced or incurred, whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, and no act, omission or other conduct of Agent or the Lenders in respect of such security, shall affect in any manner whatsoever the unconditional obligation of this Guaranty, and that the Agent and each of the Lenders, in their respective sole discretion and without notice to any of the Guarantors, may release, exchange, enforce, apply the proceeds of and otherwise deal with any such security without affecting in any manner the unconditional obligation of this Guaranty.

         Without limiting the generality of the foregoing, such obligations, and the rights of the Agent on behalf of the Lenders to enforce the same by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected, to the extent permitted by applicable law, by (i) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding up or other proceeding involving or affecting Company any or all of the Guarantors or any other Person or (ii) any change in the ownership of any of the capital stock of Company, any or all of the Guarantors or any other party providing collateral for indebtedness covered by this Guaranty, or any of their respective Affiliates.

         Each of the Guarantors hereby waives, to the fullest extent possible under applicable law:

                  (a) any defense based upon the doctrine of marshalling of assets or upon an election of remedies by the Agent or the Lenders, including, without limitation, an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of any of the Guarantors or the right of the Guarantors, or any of them, to proceed against Company, or any or all of the other Guarantors for reimbursement, or both;

                  (b) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;


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

                  (c) any duty on the part of Agent or any of the Lenders to disclose to any of the Guarantors any facts Agent or the Lenders may now or hereafter know about Company or any of the other Guarantors, regardless of whether the Agent or any Lender has reason to believe that any such facts materially increase the risk beyond that which such undersigned intends to assume, or has reason to believe that such facts are unknown to any or all of the undersigned, or has a reasonable opportunity to communicate such facts to the undersigned since each of the undersigned acknowledges that it is fully responsible for being and keeping informed of the financial condition of Company and each of the other Guarantors and of all circumstances bearing on the risk of nonpayment of any Indebtedness hereby guaranteed;

                  (d) any defense arising because of the Agent's or the Lenders election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111 (b)(2) of the Federal Bankruptcy Code or any similar laws, rules or decisions of any Jurisdiction which affect creditor's rights generally and which may be or become applicable to the obligations of any of the Guarantors under this Guaranty;

                  (e) any claim for reimbursement, contribution, exoneration, indemnity or subrogation, or any other similar claim, which any Guarantor may have or obtain against any of the Foreign Permitted Borrowers, by reason of the existence of this Guaranty, or by reason of the payment by any such Guarantor of any Indebtedness or the performance of this Guaranty or of any other Loan Documents, until the Indebtedness has been repaid and discharged in full and no commitment to extend any credit under the Credit Agreement or any of the Loan Documents (whether optional or obligatory), or any Letter of Credit, remains outstanding, and any amounts paid to any Guarantor on account of any such claim at any time when the obligations of such Guarantor under this Guaranty shall not have been fully and finally paid shall be held by such Guarantor in trust for Agent and the Lenders, segregated from other funds of such Guarantor, and forthwith upon receipt by such Guarantor shall be turned over to Agent in the exact form received by such Guarantor (duly endorsed to Agent by such Guarantor, if required), to be applied to such Guarantor's obligations under this Guaranty, whether matured or unmatured, in such order and manner as Agent may determine; and

                  (f) any other event or action (excluding compliance by each of the Guarantors with the provisions hereof) that would result in the discharge by operation of law or otherwise of the Guarantors, or any of them, from the performance or observance of any obligation, covenant or agreement contained in this Guaranty.

         The Agent and each of the Lenders may deal with each of the Guarantors and any security held by Agent or the Lenders, or any of them, for the obligations of the Guarantors, or any of them, (as aforesaid) in the same manner and as freely as if this Guaranty did not exist and the Agent on behalf of the Lenders shall be entitled without notice to any of the Guarantors, among other things, to grant to Company and any or all of the Subsidiaries or Guarantors such extension or extensions of time to perform any act or acts as may seem advisable to the Agent on behalf of the Lenders at any time and from time to time, and to permit Company, and any or all of the Subsidiaries or Guarantors to incur additional indebtedness to Agent, the Lenders, or either or any of them, without


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

terminating, affecting or impairing the validity or enforceability of this Guaranty or the obligations of any of the Guarantors hereunder.

         The Agent may proceed, either in its own name (on behalf of the Lenders) or in the name of each or any of the Guarantors, or otherwise, to protect and enforce any or all of its rights under this Guaranty by suit in equity, action at law or by other appropriate proceedings, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by the Guarantors. Each and every remedy of the Agent on behalf of the Lenders shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.

         No waiver or release shall be deemed to have been made by the Agent or the Lenders of any of its rights hereunder unless the same shall be in writing and signed by or on behalf of the Lenders, and any such waiver shall be a waiver or release only with respect to the specific matter involved and shall in no way impair the rights of the Agent or the Lenders or the obligations of the Guarantors under this Guaranty in any other respect at any other time.

         At the option of the Agent, any number of, or all of the undersigned may be joined in any action or proceeding commenced by the Agent against Company, any Subsidiary or any of the other Guarantors, or any of the other parties providing collateral for any indebtedness covered by this Guaranty in connection with the Credit Agreement, any Letter of Credit Agreement or Letter of Credit or any of the other Loan Documents or other Indebtedness, or any provision thereof, and recovery may be had against each Guarantor in such action or proceeding or in any independent action or proceeding against any or all Guarantors, without any requirement that the Agent or the Lenders first assert, prosecute or exhaust any remedy or claim against the Person principally obligated for such Indebtedness, or any of the other party providing collateral for any Indebtedness covered by this Guaranty.

         As a separate, additional and continuing obligation, each of the Guarantors unconditionally and irrevocably undertakes and agrees with Agent that, should the amounts referred to in Section 2 of this Guaranty not be recoverable from such Guarantor in its capacity as a guarantor under this Guaranty for any reason whatsoever (including, without limitation, by reason of any provision of the Credit Agreement, any Letter of Credit Agreement or Letter of Credit, or any of the other Loan Documents being or becoming void,
unenforceable,   or  otherwise   invalid   under  any   applicable   law)  then,
notwithstanding any knowledge thereof by the Agent and the Lenders or any of them at any time, each of the Guarantors as sole, original and independent and joint and several obligor, upon demand by Agent, will make payment to Agent of all such amounts by way of a full indemnity.

         4. Currency Indemnity. All amounts payable by each Guarantor under this Guaranty shall be paid to Agent at its main office in Detroit, Michigan, or otherwise as it may from time to time direct, in full free of any present or future taxes, levies, imposts, duties, charges, fees or withholdings and without set-off or counterclaim or any restriction or deduction whatsoever. If any Guarantor is compelled by law to make any deduction or withholding, it will promptly pay to Agent


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

such additional amounts as will result in the net amount received by Agent being equal to the full amount which would have been receivable had there been no deduction or withholding. Payment shall be in the Permitted Currency in which the monies, obligations or liabilities of the Foreign Permitted Borrowers and any of them were due, owing or incurred. No payment to Agent (whether under any judgment or court order or otherwise) shall discharge the obligation or liability in respect of which it was made unless and until Agent shall have received payment in full in the currency in which such obligation or liability was due, owing or incurred, and to the extent that the amount of such payment shall on actual conversion into such currency fall short of such obligation or liability, actual or contingent, expressed in that currency, Agent shall have a further separate cause of action against each Guarantor to recover the amount of the shortfall. If and to the extent any Guarantor fails to pay the amount due on demand, Agent may in its absolute discretion without notice to such Guarantor purchase at any time thereafter so much of any currency as Agent considers necessary or desirable to cover the obligations and liabilities of the Foreign Permitted Borrowers and any of them in such currency hereby guaranteed at the then prevailing spot rate of exchange of Agent (as conclusively determined by Agent) for purchasing such currency with Dollars and each of the Guarantors hereby agrees to indemnify Agent against the full Dollar cost incurred by Agent for such purchase.

         5. Representations and Warranties. Each of the Guarantors (i) ratifies, confirms and, by reference thereto (as fully as though such matters were expressly set forth herein), represents and warrants with respect to itself those matters set forth in Sections 6.1, 6.3 through 6.10, 6.12 and 6.14 through 6.20, inclusive, of the Credit Agreement, and such representations and warranties shall be deemed to be continuing representations and warranties true and correct in all material respects so long as this Guaranty shall be in effect; and (ii) agrees not to engage in any action or inaction, the result of which would cause a violation of any term or condition of the Credit Agreement.

         6.       Miscellaneous.

                  6.1 Governing Law. This Guaranty shall be deemed delivered in Michigan and shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and be enforceable in, the State of Michigan, each of the Guarantors hereby consenting to the jurisdiction of state and all federal courts sitting in such state.

                  6.2 Severability. If any term or provision of this Guaranty or the application thereof to any circumstances, or any or all of the obligations of any of the Guarantors under this Guaranty shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable, or the obligations of each of the remaining Guarantors, as the case may be, shall not be affected thereby, and each term, provision and obligation of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

                  6.3 Notice. Except as otherwise expressly set forth in this Guaranty, all notices and other communications provided to any party hereto under this Guaranty shall be in writing and shall be given by personal delivery, by mail, by reputable overnight courier, by telex or by facsimile and addressed or delivered to at the address set forth on the Administrative Detail Forms on file with the Agent or at such other address as may be designated by such party in a notice to the other parties that complies as to delivery with the terms of this Section 6.3. Any notice, if personally delivered or if mailed and properly addressed with postage prepaid and sent by registered or certified mail, shall be deemed given when received or when delivery is refused; any notice, if given to a reputable overnight courier and properly addressed, shall be deemed given two (2) Business Days after the date on which it was sent, unless it is actually received sooner by the named addressee; and any notice, if transmitted by telex or facsimile, shall be deemed given when received (answer back confirmed in the case of telexes and receipt confirmed in the case of telecopies). Agent may, but, except as specifically provided herein, shall not be required to, take any action on the basis of any notice given to it by telephone, but the giver of any such notice shall promptly confirm such notice in writing or by telex or facsimile, and such notice will not be deemed to have been received until such confirmation is deemed received in accordance with the provisions of this Section set forth above. If such telephonic notice conflicts with any such confirmation, the terms of such telephonic notice shall control.

                  6.4 Right of Offset. The Guarantors each acknowledge the rights of the Agent and of each of the Lenders to offset against their respective obligations to the Lenders under this Guaranty, any amount owing by the Agent or the Lenders, or any of them to such Guarantors, whether represented by any deposit of such Guarantors with the Agent or any of the Lenders or otherwise.

                  6.5 Right to Cure. Each of the Guarantors shall have the right to cure any Event of Default under the Credit Agreement or the Loan Documents with respect to obligations of the other Guarantors thereunder; provided that such cure is effected within the applicable grace period or period for cure thereunder, if any; and provided further that such cure can be effected in compliance with the Credit Agreement (with respect to the obligations of any of the Foreign Permitted Borrowers). Except to the extent of payments of principal, interest and/or other sums actually received by the Agent or the Lenders pursuant to such cure, the exercise of such right to cure by any Guarantor shall not reduce or otherwise affect the liability of any other Guarantor under this Guaranty.

                  6.6 Joint and Several Obligation, etc. The obligation of each of the Guarantors under this Guaranty shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced against each severally, any two or more jointly, or some severally and some jointly. Any one or more of the Guarantors may be released from its obligations hereunder with or without consideration for such release and the obligations of the other Guarantors hereunder shall be in no way affected thereby. Agent, on behalf of Lenders, may fail or elect not to prove a claim against any bankrupt or insolvent Guarantor and thereafter, Agent and the Lenders may, without notice to any of the Guarantors, extend or renew any part or all of any indebtedness of the Company or any of the Permitted Borrowers under the Credit Agreement or otherwise and may permit any such Person to incur additional indebtedness, without affecting in any manner the unconditional obligation of each of the Guarantors. Such action shall not affect any right of contribution among the Guarantors.


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         6.7  Amendments;  Joinder of Additional  Guarantors.  The terms of this
Guaranty may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except as provided herein and in accordance with the Credit Agreement. In accordance with Section 7.16 of the Credit
Agreement, each of the Foreign Subsidiaries of the Company which become Significant Foreign Subsidiaries after the date hereof shall become obligated as Guarantors hereunder (each as fully as though an original signatory hereto) by executing and delivering to Agent and the Lenders a joinder agreement in the form attached hereto as Exhibit A, provided that the liability of the Guarantors hereunder shall not be affected by the failure of any other Significant Foreign Subsidiary to execute and deliver a joinder agreement.

         6.8 Release. Upon the satisfaction of the obligations of the Guarantors hereunder and when none of the Guarantors is subject to any obligation hereunder or under the Credit Agreement, the Agent shall deliver to the Guarantors, upon written request therefor, (i) a written release of this Guaranty and (ii) appropriate discharges of any Collateral provided by the Guarantors for this Guaranty; provided that, the effectiveness of this Guaranty shall be continued or be reinstated, as the case may be, in the event: (x) that any payment received or credit given by the Agent on the Lenders is returned, disgorged, rescinded or required to be recontributed to any party as an avoidable preference, impermissible setoff, fraudulent conveyance, restoration of capital or otherwise under any applicable state, federal or national law of any jurisdiction, including, without limitation, laws pertaining to bankruptcy or insolvency, in which event this Guaranty shall thereafter be enforceable against the Guarantors as if such returned, disgorged, recontributed or rescinded payment or credit had not been received or given by the Agent or the Lenders, and whether or not the Agent or the Lenders relied upon such payment or credit or changed its position as a consequence thereof; or (y) that any liability is imposed, or sought to be imposed, against the Agent or any of the Lenders relating to the environmental condition of any property mortgaged or pledged to the Agent or the Lenders by any Guarantor, or any other party providing collateral for the indebtedness covered by this Guaranty, whether such condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by Agent or any Lender of any such property, in lieu of foreclosure or otherwise, due to the wrongful act or omission of Agent or any Lender), in which event this Guaranty shall thereafter be enforceable against the Guarantors to the extent of all liability, costs and expenses (including reasonable attorneys fees) incurred by Agent or any Lender as the direct or indirect result of any such environmental condition. For purposes of this Guaranty, "environmental condition" includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface strata and the ambient air.

         6.9 Foreign Law Limitations.

         A. Limitation With Respect to Vishay S.A. Obligations. (a) Notwithstanding any provision to the contrary contained in this Guaranty, Vishay S.A. ("Vishay France") shall not be required to pay, pursuant to this Guaranty, more than the sum of (i) Ninety Million French Francs (FRF 90,000,000), plus
(ii) the amount of all loans, advances on open account or other funds furnished or to be furnished for the benefit of or on behalf of Vishay France or any of its Subsidiaries by the Company, Vishay Europe GmbH ("Vishay Europe") or Vishay Electronic GmbH

("Vishay Electronic") or any of their respective Subsidiaries from and after the date hereof, and (iii) the amount of all sums guaranteed or subject to any other credit accommodation extended by the Company, Vishay Europe, Vishay Electronic or any of their respective Subsidiaries, or any of the Foreign Permitted Borrowers to any Person, for the benefit of Vishay France or any of its Subsidiaries, from and after the date hereof, provided, however, that the amounts covered by clauses (ii) and (iii), above shall not include funds used for the purchase of, or invested in, shares of the capital stock of Vishay France. Vishay France hereby represents, warrants and acknowledges to Agent and the Lenders that the limitation set forth in this Section 6.9 has been determined by it (and its board of directors) on the basis of, and does not exceed, the current borrowing capacity of Vishay France under French law. The limitation contained in this Section 6.9 shall not apply to, or otherwise restrict or reduce in any manner whatsoever the liability of any of the other Guarantors hereunder, or of any other Person directly or indirectly liable for Indebtedness under the Credit Agreement, or any of the other Loan Documents.

         B. Limitation With Respect to Nicolitch S.A. Obligations. (a) Notwithstanding any provision to the contrary contained in this Guaranty, Nicolitch S.A. ("Nicolitch") shall not be required to pay, pursuant to this Guaranty, more than the sum of (i) Eighteen Million French Francs (FRF 18,000,000), plus (ii) the amount of all loans, advances on open account or other funds furnished or to be furnished for the benefit of or on behalf of Nicolitch or any of its Subsidiaries by the Company, Vishay Europe, Vishay Electronic or Vishay France or any of their respective Subsidiaries from and after the date hereof, and (iii) the amount of all sums guaranteed or subject to any other credit accommodation extended by the Company, Vishay Europe, Vishay Electronic or Vishay France or any of their respective Subsidiaries, or any of the Foreign Permitted Borrowers to any Person, for the benefit of Nicolitch or any of its Subsidiaries, from and after the date hereof; provided, however, that the amounts covered by clauses (ii) and (iii), above shall not include funds used for the purchase of, or invested in, shares of the capital stock of Nicolitch. Nicolitch hereby represents, warrants and acknowledges to Agent and the Lenders that the limitation set forth in this Section 6.9 has been determined by it (and its board of directors) on the basis of, and does not exceed, the current borrowing capacity of Nicolitch under French law. The limitation contained in this Section 6.9 shall not apply to, or otherwise restrict or reduce in any manner whatsoever the liability of any of the other Guarantors hereunder, or of any other Person directly or indirectly liable for Indebtedness under the Credit Agreement, or any of the other Loan Documents.

         C. Limitation With Respect to Sprague France S.A. Obligations. (a) Notwithstanding any provision to the contrary contained in this Guaranty, Sprague France S.A. ("Sprague France") shall not be required to pay, pursuant to this Guaranty, more than the sum of (i) Twelve Million French Francs (FRF
12,000,000), plus (ii) the amount of all loans, advances on open account or other funds furnished or to be furnished for the benefit of or on behalf of Nicolitch or any of its Subsidiaries by the Company, Vishay Sprague Holdings, Corp., Vishay Europe, Vishay Electronic or Vishay France or any of their respective Subsidiaries from and after the date hereof, and (iii) the amount of all sums guaranteed or subject to any other credit accommodation extended by the Company, Vishay Sprague Holdings, Corp., Vishay Europe, Vishay Electronic or Vishay France or any of their respective Subsidiaries, or any of the Foreign Permitted Borrowers to any Person, for the benefit of Sprague France or any of its Subsidiaries, from and after the date hereof;

provided, however, that the amounts covered by clauses (ii) and (iii), above shall not include funds used for the purchase of, or invested in, shares of the capital stock of Sprague France. Sprague France hereby represents, warrants and acknowledges to Agent and the Lenders that the limitation set forth in this
Section 6.9 has been determined by it (and its board of directors) on the basis of, and does not exceed, the current borrowing capacity of Sprague France under French law. The limitation contained in this Section 6.9 shall not apply to, or otherwise restrict or reduce in any manner whatsoever the liability of any of the other Guarantors hereunder, or of any other Person directly or indirectly liable for Indebtedness under the Credit Agreement, or any of the other Loan Documents.

         D. Limitation with Respect to German Guarantors. Notwithstanding anything to the contrary herein, in accordance with Sections 30 and 31 of the German GmbH-Gesetz (German GmbH-Act), the liabilities of Vishay Europe, Pamela Verwaltungsgesellschaft ("Pamela") and Camilla Verwaltungsgesellschaft ("Camilla") hereunder for Indebtedness incurred by their respective shareholders and the liabilities of Vishay Electronic hereunder for Indebtedness incurred by Vishay Europe shall be limited so that in no case shall enforcement of such liabilities result in diminishing the assets of Vishay Europe, Vishay Electronic, Pamela or Camilla below the level required to be maintained by such parties for the preservation of their nominal share capital. Nothing contained in this Section 6.10 shall be construed to restrict enforcement of the direct obligations of Vishay Europe, Vishay Electronic or Pamela as Foreign Permitted Borrowers or the liquidation of assets of Vishay Europe, Vishay Electronic or Pamela for the purpose of paying such direct obligations, whether or not such enforcement or liquidation would result in impairment of the nominal share capital of Vishay Europe, Vishay Electronic or Pamela, as the case may be.

         E. English Law Provisions. Notwithstanding any provision to the contrary contained in this Guaranty, the following provisions shall apply to the obligations of E-Sil Components Limited ("E-Sil") as Guarantor:

                  (a) all amounts which are due and payable hereunder by E-Sil shall be deemed to be payable on demand;

                  (b) this Guaranty (as to all Guarantors) is a continuing security and shall remain in full force and effect until all moneys, obligations and liabilities due hereunder have been paid, discharged or satisfied in full notwithstanding the liquidation or other incapacity or any change in the constitution of any of the Guarantors or in the name and style of any of them or any settlement or account or other matter whatsoever;

                  (c) notwithstanding that this Guaranty ceases to be continuing for any reason whatever the Agent and the Lenders may continue any accounts of any of the Guarantors or open one or more new accounts and the liability of each Guarantor hereunder shall not in any manner be reduced or affected by any subsequent transactions or receipts or payments into or out of any such accounts;

                  (d) E-Sil represents and warrants to the Lenders that it has not taken or received and undertakes that it will not take or receive the benefit of any security from any Permitted Borrower, any other Guarantor, the Company or any other Person in respect of its liabilities under this Guaranty. If any such security is taken, E-Sil hereby declares that such security and all moneys at any time received in respect thereof shall be held in trust for the Agent as a continuing security for the liabilities of the Guarantors under this Guaranty; and

                  (e) to the extent that any trust created under the Guaranty shall be deemed to be subject to English law, for the purpose of the Perpetuities and Accumulations Act 1964 of the United Kingdom, the perpetuity period with respect to such trust shall be deemed to be eighty (80) years from the date of this Guaranty.

         6.10 Consent to Jurisdiction. Guarantors hereby irrevocably submit to the nonexclusive jurisdiction of any United States Federal or Michigan state court sitting in Detroit in any action or proceeding arising out of or relating to this Guaranty or any of the Loan Documents and Guarantors hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal or Michigan state court. Guarantors irrevocably consent to the service of any and all process in any such action or proceeding brought in any court in or of the State of Michigan (and to the receipt of any and all notices hereunder) by the delivery of copies of such process to Guarantors at Company's addresses referred to in Section 6.3 hereof or by certified mail directed to such address.

         6.11 JURY TRIAL WAIVER. GUARANTORS AND THE AGENT AND THE LENDERS (BY ACCEPTING THE BENEFITS HEREOF) HEREBY IRREVOCABLY AGREE TO WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY AND ALL ACTIONS OR PROCEEDINGS IN WHICH AGENT OR THE LENDERS (OR ANY OF THEM), ON ONE HAND, AND THE COMPANY OR ANY OF THE GUARANTORS, ON THE OTHER HAND, ARE PARTIES, WHETHER OR NOT SUCH ACTIONS OR PROCEEDINGS ARISE OUT OF THIS GUARANTY, THE LOAN DOCUMENTS OR OTHERWISE.

         6.12 Limitation under Applicable Insolvency Laws. Notwithstanding anything to the contrary contained herein, it is the intention of the Guarantors, Agent and the Lenders that the amount of the respective Guarantors' obligations hereunder shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (collectively, "Applicable Insolvency Laws"). To that end, but only in the event and to the extent that the Guarantors' respective obligations hereunder or any payment made pursuant thereto would, but for the operation of the foregoing proviso, be subject to avoidance or recovery under Applicable Insolvency Laws, the amount of the Guarantors' respective obligations hereunder shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render the Guarantor's respective obligations hereunder unenforceable or avoidable or subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made hereunder exceeds the limitation contained in this Section 6.12, then the amount of such excess shall, from and after the time of payment by the Guarantors (or any of them), be reimbursed by the Lenders upon demand by such Guarantors. The foregoing proviso is intended solely to preserve the rights of the Agent and the Lenders hereunder against the Guarantors to the maximum extent permitted by

Applicable Insolvency Laws and neither Company nor any Guarantor nor any other Person shall have any right or claim under this Section 6.12 that would not otherwise be available under Applicable Insolvency Laws.


                                  *    *    *

                     [SIGNATURES FOLLOW ON SUCCEEDING PAGES]

         IN WITNESS WHEREOF, each of the undersigned Guarantors has executed this Guaranty as of March 2, 1998.


PAMELA VERWALTUNGSGESELLSCHAFT GMBH


By:   /s/ Richard N. Grubb
      --------------------
      Richard N. Grubb
Its:  Vice President



VISHAY SPRAGUE CANADA HOLDINGS, INC.


By:   /s/ Richard N. Grubb
      --------------------
      Richard N. Grubb
Its:  Vice President


VILNA EQUITIES HOLDINGS, B.V.(NETHERLANDS)


By:   /s/ Richard N. Grubb
      --------------------
      Richard N. Grubb
Its:  Vice President


VISHAY EUROPE GMBH


By:   /s/ Richard N. Grubb
      --------------------
      Richard N. Grubb
Its:  Vice President


                                                                  SIGNATURE PAGE
                                                                FOREIGN GUARANTY
                                                      LONG TERM CREDIT AGREEMENT

VISHAY EUROPE GMBH


By:   /s/ Richard N. Grubb
      --------------------
      Richard N. Grubb
Its:  Vice President



VISHAY ELECTRONIC GMBH


By:   /s/ Richard N. Grubb
      --------------------
      Richard N. Grubb
Its:  Vice President



E-SIL COMPONENTS LIMITED


By:   /s/ Richard N. Grubb
      --------------------
      Richard N. Grubb
Its:  Vice President



VISHAY S.A.(FRANCE)


By:   /s/ Richard N. Grubb
      --------------------
      Richard N. Grubb
Its:  Vice President







                                                                  SIGNATURE PAGE
                                                                FOREIGN GUARANTY
                                                      LONG TERM CREDIT AGREEMENT

NICOLITCH S.A.(FRANCE)


By:   /s/ Richard N. Grubb
      --------------------
      Richard N. Grubb
Its:  Vice President



SPRAGUE FRANCE S.A.


By:   /s/ Richard N. Grubb
      --------------------
      Richard N. Grubb
Its:  Vice President



ULTRONIX, INC.


By:   /s/ Richard N. Grubb
      --------------------
      Richard N. Grubb
Its:  Vice President




TECHNO COMPONENTS CORP.


By:   /s/ Richard N. Grubb
      --------------------
      Richard N. Grubb
Its:  Vice President

                                                                  SIGNATURE PAGE
                                                                FOREIGN GUARANTY
                                                      LONG TERM CREDIT AGREEMENT

VISHAY THIN FILM, INC.


By:   /s/ Richard N. Grubb
      --------------------
      Richard N. Grubb
Its:  Vice President



ACCEPTED BY:

COMERICA BANK
as Agent, on behalf of
the Lenders



By:   /s/ Dan M. Roman
      ----------------
      Dan M. Roman
Its:  Vice President






                                                                  SIGNATURE PAGE
                                                                FOREIGN GUARANTY
                                                      LONG TERM CREDIT AGREEMENT

                                                                   EXHIBIT A
                                                                      TO
                                                                FOREIGN GUARANTY



                                JOINDER AGREEMENT

         THIS JOINDER AGREEMENT is dated as of ______________, ____ by _________________________________, a _________________ corporation
("New Guarantor").

         WHEREAS, pursuant to Section 7.16 of that certain Vishay Intertechnology, Inc. Long Term Revolving Credit Agreement dated as of , 1998 (as amended or otherwise modified from time to time, the "Credit Agreement") by and among Vishay Intertechnology, Inc. ("Company"), the Permitted Borrowers designated therein (by execution and delivery of promissory notes), the Lenders signatory thereto and Comerica Bank, as Agent for the Lenders (in such capacity, "Agent"), and pursuant to Section 6.7 of that certain Foreign Guaranty dated as of ____________, 1998 (as amended or otherwise modified from time to time, the "Guaranty") executed and delivered by the Guarantors named therein ("Guarantors") in favor of Agent, for and on behalf of the Lenders, the New Guarantor must execute and deliver a Joinder Agreement in accordance with the Credit Agreement and the Guaranty.

         NOW THEREFORE, as a further inducement to Lenders to continue to provide Credit accommodations to Company and the Permitted Borrowers (as defined in the Credit Agreement), New Guarantor hereby covenants and agrees as follows:

         1. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless expressly defined to the contrary.

         2. New Guarantor hereby enters into this Joinder Agreement in order to comply with Section 7.16 of the Credit Agreement and Section 6.7 of the Guaranty and does so in consideration of the Advances made or to be made from time to time under the Credit Agreement (and the other Loan Documents, as defined in the Credit Agreement), from which New Guarantor shall derive direct and indirect benefit as with the other Guarantors (all as set forth and on the same basis as in the Guaranty).

         3. Subject to paragraph 5 of this Joinder Agreement, New Guarantor shall be considered, and deemed to be, for all purposes of the Credit Agreement, the Guaranty and the other Loan Documents, a Guarantor under the Guaranty and hereby ratifies and confirms its obligations under the Guaranty, all in accordance with the terms thereof.

         4. No Default or Event of Default (each such term being defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement.

         [5.      Insert Applicable Foreign Law Limitations and Other
                  Provisions.]

         6. Subject to paragraph 5 of this Joinder Agreement, this Joinder Agreement shall be governed by the laws of the State of Michigan and shall be binding upon New Guarantor and its successors and assigns.


         IN WITNESS WHEREOF, the undersigned New Guarantor has executed and delivered this Joinder Agreement as of ____________, _____.



                                                     [NEW GUARANTOR]


                                                     By:_______________________

                                                     Its:______________________